EXHIBIT 10.1





                       SECOND AMENDMENT TO LOAN AGREEMENTS

This Amendment to certain Business Loan Agreements is executed this 4th day of April, 1996 by and among MDC Investment Holdings, Inc. ("MDC"), The Med-Design Corporation ("Med-Design") and MDC Research, Ltd. ("Research" -- collectively, MDC, Med-Design and Research are herein called the "Borrowers") and Meridian Bank ("Bank").

BACKGROUND

    A. On July 26, 1995, MDC executed and delivered to the Bank a Business Loan Agreement (as amended from time to time the "MDC Loan Agreement"), pursuant to which the Bank established a credit facility for MDC (the "MDC Loan") in the amount of up to $3,000,000. This credit facility was evidenced by a Promissory Note, dated July 26, 1995, in that amount (the "MDC Note"), was secured by MDC's grant to the Bank of a security interest in its accounts, inventory, equipment and general intangibles, and by a pledge of certain securities held at Delaware Trust Capital Management, Inc. ("Pledged Securities" -- collectively, the "MDC Collateral") and by a Surety Agreement executed by Med-Design dated July 26, 1995 (the "Med-Design Surety Agreement") , which Surety Agreement was secured by Med-Design's grant to the Bank of a security interest in its accounts, inventory, equipment and general intangibles (the "Med-Design Collateral").

    B. On December 29, 1995, the Bank entered into Business Loan Agreements with
(i) MDC, and (ii) Research, pursuant to which the Bank agreed to make equipment loans to such entities (the "Equipment Loans"), in an aggregate amount not exceeding $750,000 (as amended from time to time, collectively, the "Equipment Loan Agreements"). Advances under these Loan Agreements were evidenced by promissory notes, dated December 29, 1995, in the amount of $30,500 (with respect to MDC) and $141,000 (with respect to Research) (collectively, the "Equipment Notes"). The indebtedness to be created under the Equipment Loan Agreements was secured by the MDC Collateral, by the Med-Design Collateral and by Research's grant to the Bank of a security interest in its accounts, inventory, equipment and general intangibles (the "Research Collateral"). In addition, MDC and Med-Design executed Surety Agreements with respect to the obligations of Research to the Bank. The Surety Agreements and the Promissory Notes executed by MDC, Med-Design and Research each contain provisions entitling the Bank to enter a judgment against MDC, Med-Design or Research upon the occurrence of an Event of Default or Default under such documents. MDC, Med-Design and Research each executed Acknowledgments of Confession of Judgment, relating to these provisions.

    C. On February 16, 1996 Bank and Borrowers entered into an Amendment to Loan Agreements (the "First Amendment") wherein Bank and Borrowers agreed to (1) amend the MDC Loan Agreement by increasing the amount of the credit facility thereunder to $3,500,000, which obligations were evidenced by a Promissory Note dated February 16, 1996 in the amount of $3,500,000 (the "Second MDC Note") which re-evidenced and replaced the indebtedness evidenced by the MDC Note, and
(2) amend the Equipment Loan Agreements by reducing the aggregate amount of the loans available thereunder to $250,000.

    D. The MDC Collateral, the Med-Design Collateral and the Research Collateral is herein collectively referred to as the "Collateral". The Loan Agreements (as hereinafter defined) , all promissory notes executed by the Borrowers, or any of them, all Surety Agreements executed by the Borrowers, or any of them, all Security Agreements, Pledge Agreements, Assignment Agreements or notification letters executed by the Borrowers, or any of them, and all other documents, instruments or agreements executed in connection with the Loan Agreements are herein collectively referred to as the "Loan Documents". The Borrowers have requested that the Bank modify the terms of the MDC Loan Agreement and the Equipment Loan Agreements (collectively, the "Loan Agreements") , to increase the amount available under the MDC Loan Agreement to $4,700,000, and to revise the aggregate amounts available under the Equipment Loan Agreements to $600,000, and to make such other amendments as set forth below which the Bank is willing to do, all on the terms, and subject to the conditions, set forth herein.


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AGREEMENTS

    The parties hereto, intending to be legally bound, hereby agree:

    1.  The MDC Loan Agreement shall be amended as follows:

        (a) The reference to the sum $3,500,000 set forth therein shall be deleted, and the sum $4,700,000 shall be substituted in its place. In connection with such increased availability under the MDC Loan Agreement, MDC shall execute and deliver to the Bank a Promissory Note, in the form of Exhibit "A". All references to the note or to the promissory note in the MDC Loan Agreement, or in any other Loan Documents, shall be deemed to be references to such new note. The indebtedness evidenced by the Second MDC Note remains outstanding as of the date hereof, and continues to be secured by the Collateral. All Loan Documents shall, to the extent necessary, be amended and modified to provide that the amount of the indebtedness owing under the Business Loan Agreement shall be $4,700,000, so that any reference to the sum $3,500,000 shall, from and after the date hereof, be deemed a reference to the sum $4,700,000. The parties hereto expressly acknowledge and agree that the replacement MDC Note merely re-evidences the indebtedness evidenced by the Second MDC Note, while increasing the principal amount thereof, and is given in substitution of, and not as payment of, the Second MDC Note.

        (b) Section 15 of the MDC Loan Agreement is amended by the addition of the following subsections:

             (i) The terms of the Commitment Letter (including Attachment I) dated April 2, 1996 between Bank and Borrower with respect to this MDC Loan is incorporated in this MDC Loan Agreement as if set forth at length herein.

             (ii) All advances under this MDC Loan will be limited to 100% of the Pledged Securities consisting of the short term high grade interest bearing investments (government and corporate bonds) acceptable to Bank and pledged to Bank pursuant to the Pledge Agreement (the "Qualified Securities") less a reserve of Qualified Securities with a fair market value as determined by Bank at the time of each advance equal to the sum of (A) the maximum amount available under the Equipment Loans ($600,000) and (B) $250,000.

             (iii) Bank shall not make advances under the MDC Loan after July 31, 1996 unless such date is extended by Bank in its sole and absolute discretion.

    2.  The Equipment Loan Agreements shall be amended as follows:

             (a) The reference to the sum of $250,000 set forth therein shall be deleted, and the sum of $600,000 shall be substituted in its place so that, from and after the date hereof, the aggregate amount of the loans described in each of the Equipment Loan Agreements (whether to MDC or to Research), will not exceed $600,000.

             (b) Sections 15 of each of the Equipment Loan Agreements is amended by the addition of the following subsections:

                 (i) The terms of the Commitment letter (including Attachment I) dated April ___, 1996 between Bank and Borrowers with respect to the Equipment Loans are incorporated herein by reference as if set forth at length therein.

                 (ii) All advances under the Equipment Loans shall be limited to 80% of the new equipment purchase price and will be further limited to 100% of the Pledged Securities consisting of the short term high grade interest bearing instruments (government and corporate bonds) acceptable to Bank and pledged to Bank pursuant to the Pledge Agreement (the "Qualified Securities") less a reserve of Qualified Securities with a fair market value as determined by the Bank at the time of such advance equal to the sum of (A) the maximum amount available under the MDC Loan ($4,700,000) and (B) $250,000. Advances under the Equipment Loans to MDC and Research will be aggregated for the purpose of this advance formula.

                 (iii) the term of the Equipment Loans shall be not more than
                 (A) 36 months for computer equipment and (B) 60 months for production equipment.

                 (iv) Bank shall not make advances on the Equipment Loans after July 31, 1996, unless such date is extended by Bank in its sole and absolute discretion.


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    3. Borrowers shall (i) at all times maintain Pledged Securities consisting of Qualified Securities with a fair market value as determined by Bank of not less than $5,550,000 and (ii) execute and shall request Delaware Trust Capital Management, Inc. to execute such additional documentation as may be requested by Bank to confirm that the Pledged Securities shall at all times have a fair market value as determined by the Bank of not less than $5,550,000.

    4.  The Borrowers hereby:

        (a) ratify and confirm all the representations, warranties and covenants contained in each of the Loan Agreements;

        (b) ratify, confirm and acknowledge that, as amended hereby, the Loan Agreements and the Loan Documents continue to be valid, binding and in full force and effect;

        (c) confirm and acknowledge that the credit facility established under the MDC Loan Agreement, as increased and amended hereby, and that the credit facilities established under the Equipment Loan Agreements, as increased and amended hereby, (collectively, the "Loans") are secured by all of the Collateral described in any of the Loan Documents;

        (d) confirm and agree that all Surety Agreements previously executed by any of the Borrowers securing the Loans or the obligations of each other Borrower shall continue to secure the Loans, and the obligations of each other Borrower, as modified herein;

        (e) covenant and agree to perform all of their respective obligations under each of the Loan Agreements and the Loan Documents, as amended hereby;

        (f) acknowledge and agree that they have no defense, set-off, counterclaim or challenge against the payment of any sums owing under any of the Loan Agreements or the Loan Documents, or the enforcement of any of the terms of the Loan Agreements or the Loan Documents, as amended hereby;

        (g) acknowledge and agree that all of their representations, warranties and covenants contained in the Loan Agreements and/or the Loan Documents, as amended hereby, are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof;

        (h) represent and covenant that the Acknowledgments of Confession of Judgment, executed by each of the Borrowers, was voluntarily and intentionally executed, consented to, and agreed to by such Borrower, and that those Acknowledgments remain in full force and effect, as if set forth in full herein;

        (i) consent and re-affirm the confession of judgment clauses contained in the Loan Documents, or any of them, and acknowledge that the Bank is relying on this representation, and each other representation contained herein, in connection with executing this Amendment to Loan Agreements, and in continuing the credit facilities established for the Borrowers; and

        (j) represent and warrant that no Default, as defined in the Business Loan Agreements or any of the promissory notes or the surety agreements, now exist, or will exist upon the delivery of notice, passage of time or both, and all information described in the Background to this Agreement is true, accurate and complete.

    5. As a condition to the execution and delivery of this Amendment to Loan Agreements, the Borrower shall deliver to the Bank, in form and content satisfactory to the Bank and its counsel, a certified copy of resolutions adopted by the Board of Directors of each of the Borrowers authorizing the execution, delivery and performance of this Amendment to Loan Agreements, and all of the documents and instruments required by the Bank for the implementation of this Agreement.

    6. The Borrowers will pay to Bank (a) a commitment fee of $1,000 in connection with the modification of the MDC Loan Agreement and (b) all of Bank's out-of-pocket costs and expenses incurred in connection with the review, preparation, negotiation, documentation and closing of this Amendment to Loan Agreements, and the consummation of transactions contemplated hereunder, including, but without limitation, all fees, expenses and disbursements of counsel retained by Bank and all fees relating to filings, recording of documents and searches, and appraisal costs, whether or not the transaction is consummated hereunder. In addition, the Borrower shall pay all Bank's costs and expenses incurred in connection with the enforcement of the Loan Agreements and the Loan Documents, including, but not limited to, those incurred in connection with (a) the protection, exercise or enforcement of the Bank's rights with respect to the Collateral, including, without


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    limitation, the Bank's rights to (i) collect or take possession of the
    Collateral and the proceeds thereof, (ii) hold the Collateral, (iii) prepare the Collateral for sale or other disposition, and (iv) sell or otherwise dispose of the Collateral, and (b) the assertion, protection or exercise or enforcement of the Bank's rights in any proceeding under the United States Bankruptcy Code, including (without limitation) the preparation, filing and prosecution of (i) proofs of claim, (ii) motions for relief from the automatic stay, (iii) motions for adequate protection, and (iv) complaints, answers and other pleadings in adversary proceedings by or against the Bank or relating in any way to any of the Collateral, all of which obligations shall be secured by the Collateral.

    7. To the extent of any inconsistency between the terms of this Amendment to Loan Agreements and the terms of any of the Loan Agreements or the other Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Agreements and the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by each of the Borrowers.

    8. Any capitalized term used in this Amendment to Loan Agreements not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreements. This Amendment to Loan Agreements shall be binding upon and inure to the benefit of the parties hereto and each of their respective successors and assigns.

    9. This Amendment Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


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    IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Amendment to
Loan Agreements to be executed by their respective authorized officers as of the day and year first above written.

ATTEST                                        MDC INVESTMENT HOLDINGS, INC.

 /s/ Jack J. Osborne                          By: /s/ Patrick Rodgers
- - ------------------------------------             -------------------------------
                                                    Patrick Rodgers
                                                    Treasurer

ATTEST:                                       MDC RESEARCH LTD.
- - ------------------------------------
 /s/ Jack J. Osborne                          By:  /s/ Patrick Rodgers
                                                 -------------------------------
                                              Patrick Rodgers
                                              Executive Vice President, Finance

ATTEST:                                       THE MED-DESIGN CORPORATION
- - ------------------------------------
 /s/ Jack J. Osborne                          By:  /s/ Patrick Rodgers
                                                 -------------------------------
                                              Patrick Rodgers
                                              Executive Vice President, Finance

                                              MERIDIAN BANK

                                              By: /s/ John H. Van Dusen
                                                 -------------------------------
                                              John H. Van Dusen
                                              Senior Vice President